UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 10, 2010

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3015 16th Street SW, Suite 100 Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01.                      Other Events.

Investors Real Estate Trust (the “Company”) is filing this Current Report on Form 8-K to update the Selected Financial Data, Management’s Discussion and Analysis and historical consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2010 (Part II, Items 6, 7 and 8, respectively).  Historical information was updated for discontinued operations.  No sections of the 2010 Form 10-K other than those identified above are being updated by this filing.  Information in the 2010 Form 10-K is generally stated as of April 30, 2010, and this filing does not reflect any subsequent information or events other than the updating of historical information for discontinued operations.  Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2010 Form 10-K for any other information, uncertainties, transactions, risks, events or trends occurring or known to management.  More current information is included in other Company filings with the Securities and Exchange Commission.  This Current report on Form 8-K should be read in conjunction with the 2010 Form 10-K, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended July 31, 2010 and October 31, 2010 and other Company filings.   Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K contain the revised and updated financial information and are incorporated herein by reference; the Company has included the entire text of the affected sections.

Discontinued Operations

During the second quarter of fiscal year 2011 the Company sold three properties, a small retail property in Ladysmith, Wisconsin, a patio home property in Fargo, North Dakota, and its 504-unit Dakota Hill multi-family residential property in Irving, Texas.  During fiscal year 2010, the Company sold its former headquarters property in Minot, North Dakota, and disposed of a small apartment property in Grafton, North Dakota.  In fiscal year 2009, the Company sold a small residential property in Minot, North Dakota.

In accordance with generally accepted accounting principles, revenues and expenses associated with these operations have been classified as discontinued operations for all periods presented in our Quarterly Report on Form 10-Q for the period ended October 31, 2010, that was filed with the Securities and Exchange Commission on December 10, 2010.

Under SEC regulations, the same discontinued classification is also required for previously-issued financial statements for each of the years presented in our 2010 Form 10-K, even though the financial statements relate to periods prior to the discontinued classification.  This reclassification has no effect on our reported net income for any reporting period.

ITEM 9.01                      Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description

23.1	Consent of Deloitte & Touche LLP

Updated financial information for the fiscal year ended April 30, 2010 recast for discontinued operations for the fiscal years ended April 30, 2010, 2009 and 2008 (and 2007 and 2006 for Item 6 only):
99.1	Item 6: Selected Financial Data
99.2	Item 7: Management’s Discussion and Analysis
99.3	Item 8: Financial Statements and Supplementary Data and Item 15: Financial Statements Schedules
99.4	Calculation of Ratio of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Share Distributions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
President & Chief Executive Officer

Date: December 10, 2010